UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
of the
SECURITIES EXCHANGE ACT OF 1934

Date of Event Requiring Report: January 29, 2007

WWA GROUP, INC.

(Exact name of registrant as specified in its charter)

NEVADA
(State or other jurisdiction of incorporation or organization)

000-26927 (Commission File Number)	77-0443643 (IRS Employer Identification Number)

Eric Montandon, Chief Executive Officer
2465 West 12th Street, Suite 2 Tempe, Arizona 85281
(Address of principal executive offices)

(480) 505-0070
(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE

The information contained herein includes a press release attached as Exhibit 99.1, which is incorporated by reference into this Item 7.01 in satisfaction of the public disclosure requirements of Regulation FD. This information is “furnished” and not “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, or otherwise subject to the liabilities of that section. However, this information may be incorporated by reference in another filing under the Securities and Exchange Act of 1934 or the Securities Act of 1933 only if, and to the extent that, such subsequent filing specifically references the information incorporated by reference herein.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

The following exhibit is included as part of this report:

Exhibit No.	Page No.	Description
99	3	Press release dated January 29, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WWA Group, Inc.                              Date

By: /s/ Eric Montandon                         January 29, 2007

Name: Eric Montandon

Title: Chief Executive Officer

EXHIBIT 99

WWA GROUP ENCOURAGES SHAREHOLDERS TO VIEW VIDEO PRESENTATION OF DUBAI OPERATIONS

DUBAI, United Arab Emirates: January 29, 2007 — WWA Group, Inc. (OTCBB: WWAG), today encouraged shareholders and the public alike to view a video feed shot in Dubai that presents a condensed overview of the company’s operations in the region and provides some insight into the company’s plans for expansion.

The video presentation features WWA Group’s chief executive officer, Eric Montandon, and can be accessed over the Internet at

www.wwagroup.com

About WWA Group

WWA Group, through its wholly owned subsidiary World Wide Auctioneers, Ltd., is one of the world’s largest auctioneers of transportation and industrial equipment. For further investor information, please contact Eric Montandon at 011 971 4 881 6142 or access WWA Group’s websites at www.wwagroup.com and www.ironauctions.com. For recent news and quotes, visit Yahoo! Finance at http://finance.yahoo.com/q?s=wwag.ob

Forward-Looking Statements

A number of statements contained in this press release are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended. A safe-harbor provision may not be applicable to the forward-looking statements made in this press release because of certain exclusions under Section 27A(b). These forward-looking statements involve a number of risks and uncertainties, including timely development, and market acceptance of products and technologies, competitive market conditions, successful integration of acquisitions and the ability to secure additional sources of financing. The actual results that WWA Group may achieve could differ materially from any forward-looking statements due to such risks and uncertainties. WWA Group encourages the public to read the information provided here in conjunction with its most recent filings on Form 10-KSB and Form 10-QSB. WWA Group’s public filings may be viewed at www.sec.gov.

Contact:

WWA Group Inc.

Eric Montandon, 011 971 4 881 6142

info@ironauctions.com

http://www.wwagroup.com